UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 28, 2009


                         ALTERNATE ENERGY HOLDINGS, INC.
                      -----------------------------------
             (Exact name of registrant as specified in its charter)



         Nevada                         000-53451               20-5689191
----------------------------        ----------------      ----------------------
(State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                   Number)          Identification Number)

              911 E. WINDING CREEK DR., SUITE 150, EAGLE, ID 83616
                     --------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (208) 939-9311
                         -----------------------------
               Registrant's telephone number, including area code


             -------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
       Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Alternate Energy Holdings, Inc. ("AEHI") has appointed Mike Sellman to the AEHI board of directors as of May 28, 2009. Mr. Sellman began his career designing reactor cores for Admiral Rickover's Nuclear Navy and then moved to commercial nuclear power. There he progressed from plant manager at Prairie Island Nuclear Plant; General Manager or Site VP at ANO, River Bend and Waterford Nuclear Stations; President of Maine Yankee Power Company, Chief Nuclear Officer of
Wisconsin Electric Company and finally President and CEO of the Nuclear Management Company that operated 8 nuclear stations in the mid-west. He has served on the boards of all of the nuclear industries key organizations; Institute of Nuclear Power Operations, Nuclear Energy Institute and American Nuclear Society among others. He also consults internationally and to Idaho National Laboratory.

SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing. On May 28, 2009, Alternate Energy Holdings, Inc. issued a press release. The text of the press release is attached herewith as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        a)      Financial Statements of business acquired -  None

        b)      Pro Forma Financial Information - None

        c)      Shell Company Transactions - None

        d)      Exhibits -

                 99.1 - Press Release dated May 28, 2009

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

         Date: June 1, 2009

                               ALTERNATE ENERGY HOLDINGS, INC.


                               By:/s/Donald L. Gillispie
                                  ---------------------------------------------
                               Donald L. Gillispie, President, Chief Executive Officer and Chief Operating Officer